Exhibit 31.1

PRINCIPAL EXECUTIVE OFFICER’S CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ashutosh Roy, certify that:

1.              I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of eGain Corporation; and

2.              Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

By:	/s/ ASHUTOSH ROY
Ashutosh Roy
Chief Executive Officer

Date: January 12, 2018